UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 21, 2021

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-19658	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 387-3562
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TUEM	OTCQX

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On April 21, 2021, the Company and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”)  filed with the Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”), Case No. 20-31476-HDH-11, their quarterly operating report for the period beginning January 1, 2021 and ending March 31, 2021 (the “Quarterly Operating Report”).  The Quarterly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This Current Report on Form 8-K (including the exhibit hereto) (this “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed herein.

The Quarterly Operating Report and other documents filed with the Bankruptcy Court are available for inspection at https://dm.epiq11.com/case/tuesdaymorning/info. Documents and other information available on such website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

The information furnished in this Item 7.01 of this Current Report on Form 8-K and the Quarterly Operating Report attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Statement Regarding the Quarterly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Quarterly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Quarterly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Quarterly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Quarterly Operating Report is complete. Results set forth in the Quarterly Operating Report should not be viewed as indicative of future results.

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Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws that are based on management’s current expectations, estimates and projections. These forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from the expectations expressed in the Company’s forward-looking statements.  These risks, uncertainties and events also include, but are not limited to, the following: the challenges that we might face as a result of our emergence from bankruptcy; the Company’s ability to complete its proposed rights offering; the effects and length of the novel coronavirus pandemic; changes in economic and political conditions which may adversely affect consumer spending; our ability to identify and respond to changes in consumer trends and preferences; our ability to mitigate reductions of customer traffic in shopping centers where our stores are located; our ability to continuously attract buying opportunities for off-price merchandise and anticipate consumer demand; our ability to obtain merchandise on varying payment terms; our ability to successfully manage our inventory balances profitably; our ability to effectively manage our supply chain operations; loss of, disruption in operations of, or increased costs in the operation of our distribution center facility; unplanned loss or departure of one or more members of our senior management or other key management; increased or new competition; our ability to maintain and protect our information technology systems and technologies and related improvements to support our growth; increases in fuel prices and changes in transportation industry regulations or conditions; increases in the cost or a disruption in the flow of our imported products; changes in federal tax policy including tariffs; the success of our marketing, advertising and promotional efforts; our ability to attract, train and retain quality employees in appropriate numbers, including key employees and management; increased variability due to seasonal and quarterly fluctuations; our ability to protect the security of information about our business and our customers, suppliers, business partners and employees; our ability to comply with existing, changing and new government regulations; our ability to manage risk to our corporate reputation from our customers, employees and other third parties; our ability to manage litigation risks from our customers, employees and other third parties; our ability to manage the risk associated with product liability claims and product recalls; the impact of adverse local conditions, natural disasters or other events; our ability to manage the negative effects of inventory shrinkage; our ability to manage unexpected costs related to our insurance programs; increased costs or exposure to fraud or theft resulting from payment card industry related risks and regulations; our ability to maintain an effective system of internal controls over financial reporting; impacts from the delisting of our common stock from the Nasdaq Stock Market; and the other factors listed in the Company’s filings with the Securities and Exchange Commission.

Except as may be required by law, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statements were made or to reflect the occurrence of unanticipated events. Investors are cautioned not to place undue reliance on any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Quarterly Operating Report

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: April 22, 2021	By:	/s/ Bridgett C. Zeterberg
Bridgett C. Zeterberg
Executive Vice President Human Resources, General Counsel and Corporate Secretary

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